UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2012

Geltology Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-174874 (Commission File Number)	35-2379917 (IRS Employer Identification No.)

Room 2903, Unit B
Jianwai SOHO East District
No.39 East Three Ring Middle Road
Chaoyang District, Beijing City, China

(Address of principal executive offices and zip code)

86-10-5869-4611

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 28, 2012, Geltology Inc. (the “Company”) determined to change its fiscal year end from December 31 to September 30. As a result of the change in fiscal year, the Company’s next fiscal year end will be September 30, 2012. Accordingly, the Company will file a transition report on Form 10-K for the nine months ended and two years ended September 30, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GELTOLOGY INC.
Dated: September 28, 2012
	By:	/s/ Xingping Hou
		Name:	Xingping Hou
		Title:	Chief Executive Officer

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